                                                                    EXHIBIT 10.2

                              SETTLEMENT AGREEMENT

     This Settlement Agreement (this "Agreement"), dated as of February 1, 2000, is made and entered into by and among Entrepreneurial Investors, Ltd., a Bahamas company ("EIL"), Equity Services, Ltd., a Nevis company ("ESL"), and MSI Holdings, Inc., a Utah corporation ("MSI").

                                    RECITALS

     This Agreement is entered into with reference to the following facts:

     A. ESL has acted as the placement agent for the issuance of shares of four series of preferred stock, par value $2.00 per share, and shares of common stock, par value $0.10 per share ("Common Stock"), of MSI pursuant to Placement Agent Agreements dated as of November 11, 1997, January 31, 1998, April 30, 1998, October 13, 1998, and March 30, 1999 (as amended, each a "Placement Agreement" and, together, the "Placement Agreements"); and

     B. As of the date hereof, five shares of MSI's Series B 5% Cumulative Non-Voting Preferred Stock ("Series B Preferred Stock"), 19,005 shares of MSI's Series D 6% Cumulative Non-Voting Preferred Stock ("Series D Preferred Stock") and 6,005 shares of MSI's Series E 6% Cumulative Non-Voting Preferred Stock ("Series E Preferred Stock") remain issued and outstanding (all such shares, collectively, the "Preferred Stock").

     In consideration of the covenants and promises contained herein and for other good and valuable consideration, the parties hereto agree as follows:

                                    AGREEMENT

     1. RECITALS. The recitals stated above are incorporated herein by reference as though set forth in full.

     2. CONVERSION OF PREFERRED. EIL and ESL have facilitated the conversion by the holders of record of the Preferred Stock (the "Preferred Holders") of all outstanding shares of Preferred Stock into shares of Common Stock. Attached hereto as Annex A are accurate and complete copies of duly executed notices of conversion of Preferred Stock. Except as set forth in Section 5 hereof, MSI, EIL and ESL acknowledge and agree that (a) all of the Placement Agreements, together with each Investor Subscription Agreement executed in connection with the Placement Agreements, are hereby terminated in all respects and (b) the compliance with all terms and conditions thereof are hereby irrevocably waived in all respects. EIL and ESL each acknowledges and agrees that, from and after the date hereof, MSI shall have no duties, obligations or liabilities under or arising from such agreements.

     3. DIRECTOR DESIGNEE. For a period of one year from the date hereof, MSI shall, subject to the duties of its directors imposed by applicable law, use commercially reasonable efforts to promote one person, designated by agreement of the Preferred Holders holding a majority of the Deemed Preferred Votes, for election to MSI's board of directors. For purposes hereof, each

Preferred Holder shall have one "Deemed Preferred Vote" for each series of Preferred Stock in which such holder owns shares of record on the date hereof. For example, if a Preferred Holder owns of record three shares of Series D Preferred Stock and 1,000 shares of Series E Preferred Stock, then such Preferred Holder would have two Deemed Preferred Votes, while another Preferred Holder of 5,000 shares of Series E Preferred Stock would have one Deemed Preferred Vote. As of the date hereof, there are one Preferred Holder of Series B Preferred Stock, two Preferred Holders of Series D Preferred Stock, three Preferred Holders of Series E Preferred Stock and, accordingly, six Deemed Preferred Votes. No person may assign its right to participate in the designation of such director, by operation of law or otherwise. MSI shall be under no obligation under this Section 5 unless and until the holders of a majority of the Deemed Preferred Votes notify MSI in writing of the identity of such designee.

     4. EIL WARRANT. In consideration for (a) EIL's and ESL's assistance in facilitating (i) the conversion of the Preferred Stock and (ii) the execution and delivery of those certain Acknowledgment and Waivers dated February 1, 2000 between MSI and each of the Preferred Holders, and (b) EIL's and ESL's execution and delivery of this Agreement, MSI is, concurrently with its execution and delivery hereof, executing and delivery to EIL a warrant to purchase 500,000 shares of Common Stock in the form attached hereto as Annex B.

     5. GARDERE & WYNNE. EIL and ESL each hereby agrees that EIL and ESL, together with their owners, officers, directors, employees, affiliates and agents, shall not hire or otherwise retain or use the services of the law firm of Gardere & Wynne, L.L.P. or any attorney who has performed or may in future perform substantial services for MSI while a partner, of counsel, associate or employee of Gardere & Wynne, L.L.P., in any litigation, arbitration or other hearing or adversarial proceeding in which EIL or ESL or any of their respective owners, officers, directors, employees, affiliates or agents are adverse to MSI or any of MSI's subsidiaries.

     6. GENERAL RELEASE OF CLAIMS. The parties hereto, on their own behalf and on behalf of their owners, officers, directors, employees, affiliates and agents, hereby unconditionally release and forever discharge each other, and their predecessors, successors, assigns, agents, officers, directors, representatives, attorneys, employees, parent companies, subsidiaries, affiliates, related entities, owners and all persons acting by, through, under or in concert with any of them, from any and all liability for any and all claims, demands, actions, causes of action, debts, liabilities, obligations, damages, costs and expenses of every kind, known or unknown, suspected or unsuspected, fixed or contingent, which they now have or claim to have arising or resulting from the Placement Agreements and the Preferred Stock, all transactions and agreements contemplated by or entered into in connection with each of the foregoing, and any other transaction or event occurring prior to the date hereof; provided, however, that (a) that certain Registration Rights Agreement dated November 11, 1997 between Micro-Media Solutions, Inc. (the predecessor to MSI) and EIL and that certain Registration Rights Agreement dated November 11, 1997 between Micro-Media Solutions, Inc. (the predecessor to MSI) and ESL shall remain in full force and effect pursuant to their terms and (b) such release shall not be deemed to be a release of any liability under the anti-fraud provisions of the Securities Act of 1933.

     7. VOLUNTARY AGREEMENT. Each party hereto represents to the other parties hereto that it has read this Agreement, that it has had an opportunity to discuss it thoroughly with counsel, that it understands all of its provisions, and that it is entering into this Agreement voluntarily relying wholly upon its own judgment and any legal advice received by counsel.

     8. BINDING AGREEMENT. The provisions of this Agreement, and all documents executed or delivered pursuant to it, shall be binding upon and inure to the benefit of the parties hereto and thereto and their predecessors, successors (specifically including merging and acquiring companies) and assigns.

     9. AMENDMENTS. This Agreement cannot be amended or modified, in any respect, except by a writing duly executed by the party against whom the amendment or modification is to be charged. All prior and contemporaneous agreements and understandings, whether written or oral, are expressly superseded hereby and are of no further force and effect.

     10. NO PRESUMPTION OR INTERPRETATION AGAINST DRAFTER. This Agreement is the product of negotiation and mutual input by the parties hereto. In the event that a dispute arises as to any provision of this Agreement, there shall be no presumption or rule of interpretation applied against either party as the drafter. Each party is aware that each was free to seek independent professional guidance or legal counsel with respect to this Agreement. The parties to this Agreement have either sought such guidance or legal counsel or determined after reviewing this Agreement carefully that they waive such right.

     11. CONSTRUCTION. The headings as set forth herein are inserted for convenience of reference only and do not define, describe or limit the scope or intent of this Agreement or any of the terms hereof.

     12. ATTORNEYS' FEES. The prevailing party in any action, suit, assertion or proceeding regarding, arising out of or in connection with this Agreement shall be entitled to recover reasonable attorneys' fees and expenses incurred in prosecuting, defending, researching or otherwise responding to such action, suit, assertion or proceeding.

     13. SEVERABILITY. Each provision of this Agreement is to be considered separable and if for any reason any provision or provisions are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

     14. NO THIRD PARTIES ARE BENEFICIARIES. This Agreement is not intended to, and does not, confer upon any third party any rights either to seek to enforce this Agreement or to bring any claim under this Agreement.

     15. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by facsimile, mailed by registered or certified mail (return receipt requested) or sent by overnight courier to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

            (a)   If to MSI, to:

                  MSI Holdings, Inc.
                  1121 East 7th Street
                  Austin, Texas 78702
                  Attn:  Robert J. Gibbs
                  Facsimile:  (512) 473-2371

                  with a copy to:

                  Kane, Russell, Coleman & Logan
                  3700 Thanksgiving Tower
                  1601 Elm Street
                  Dallas, Texas  75201
                  Attn:  Kenneth W. Biermacher
                  Facsimile:  (214)777-4299

            (b)   If to EIL or ESL, to:

                  EIL                                 ESL
                  Citibank Building, 2nd Floor        St. Andrews Court
                  East Mall Drive                     Frederick Street Steps
                  P.O. Box 40643                      P.O. Box N-4805
                  Freeport, G.B., BAHAMAS             Nassau, N.P.,  BAHAMAS
                  Attn:  Robert E. Cordes             Attn:  Lynn Turnquest
                  Facsimile:  (242) 352-3932          Facsimile:  (242) 352-3932

                  with a copy to:

                  Gardere & Wynne, L.L.P.
                  3000 Thanksgiving Tower
                  1601 Elm Street
                  Dallas, Texas  75201-4761
                  Attention:  I. Bobby Majumder
                  Facsimile:  (214) 999-3268

     Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed given (i) on the date of delivery, if hand delivered, (ii) on the date of receipt, if sent by facsimile, (iii) three days after the date of mailing, if mailed by registered or certified mail, return receipt requested, and (iv) one day after the date of sending, if sent by Federal Express or other recognized overnight courier.

     16. COOPERATION. The parties to this Agreement shall cooperate fully in the execution of any and all other documents and in the completion of any additional actions that may be

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

necessary or appropriate to give full force and effect to the transactions contemplated by this Agreement.

     17. GOVERNING LAW. This Agreement and the interpretation hereof is governed by and shall be construed under the laws of the state of Texas, without application of the conflict of laws principles thereof.

     18. CONSENT TO JURISDICTION AND VENUE. Each party hereto expressly consents to the personal jurisdiction of the state and federal courts located in Travis County in the State of Texas and agrees that any action relating to or arising out of this Agreement shall be instituted and prosecuted only in such courts, except that actions to enforce any judgment or writ of attachment shall be prosecuted through the courts of the county and state in which the assets subject to such enforcement action are located. Each party hereto waives any right to a change of the aforesaid venue and any and all objections to the jurisdiction of such courts over the parties hereto.

     19. EFFECTIVENESS. This Agreement shall only become effective upon the consummation of a sale of the common stock of MSI in a private placement through Janney Montgomery Scott, LLC and/or Tejas Securities Group, Inc., which private placement results in the receipt by MSI of at least $25,000,000 in gross proceeds following the date hereof and on or prior to March 31, 2000 (the "Private Placement"). If the Private Placement is not consummated on or before March 31, 2000, this Agreement shall be of no force or effect.



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

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date first above written.


                                  MSI HOLDINGS, INC.


                                  ---------------------------------------------
                                  By:    Douglas W. Banister
                                         Chief Financial Officer


                                  ENTREPRENEURIAL INVESTORS, LTD.


                                  ---------------------------------------------
                                  By:    Robert E. Cordes
                                  Its:   President


                                  EQUITY SERVICES, LTD.


                                  ---------------------------------------------
                                  By:    Lynn Turnquest
                                  Its:   Director

                                                                         ANNEX A
                                CONVERSION LETTER



                                                                January 14, 2000

MSI Holdings, Inc.
1121 East 7th Street
Austin, Texas 78702

Dear Sirs:

     The undersigned hereby converts all shares of preferred stock, par value $2.00 per share ("Preferred Stock"), of MSI Holdings, Inc., a Utah corporation (the "Company"), held beneficially or of record by the undersigned into shares of common stock, par value $0.10 per share ("Common Stock"), of the Company. Enclosed with this letter are certificates representing all such shares of Preferred Stock, duly endorsed in blank for exchange and conversion.

     The undersigned hereby acknowledges and agrees that (a) upon the conversion of such shares of Preferred Stock all rights of the undersigned as a holder of Preferred Stock and all agreements in connection therewith, including without limitation each Investor Subscription Agreement and Placement Agent Agreement to which the undersigned or the Company is a party, are hereby terminated in all respects and (b) compliance with all terms and conditions thereof are hereby irrevocably waived in all respects (provided, however, that notwithstanding the foregoing, the Registration Rights Agreement relating to the Common Stock into which the Preferred Stock is hereby converted shall continue in full force and effect).

     This Letter Agreement shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.



                                       DANIEL DORNIER

                                                                         ANNEX A
                                CONVERSION LETTER


                                                                January 14, 2000

MSI Holdings, Inc.
1121 East 7th Street
Austin, Texas 78702

Dear Sirs:

     The undersigned hereby converts all shares of preferred stock, par value $2.00 per share ("Preferred Stock"), of MSI Holdings, Inc., a Utah corporation (the "Company"), held beneficially or of record by the undersigned into shares of common stock, par value $0.10 per share ("Common Stock"), of the Company. Enclosed with this letter are certificates representing all such shares of Preferred Stock, duly endorsed in blank for exchange and conversion.

     The undersigned hereby acknowledges and agrees that (a) upon the conversion of such shares of Preferred Stock all rights of the undersigned as a holder of Preferred Stock and all agreements in connection therewith, including without limitation each Investor Subscription Agreement and Placement Agent Agreement to which the undersigned or the Company is a party, are hereby terminated in all respects and (b) compliance with all terms and conditions thereof are hereby irrevocably waived in all respects (provided, however, that notwithstanding the foregoing, the Registration Rights Agreement relating to the Common Stock into which the Preferred Stock is hereby converted shall continue in full force and effect).

     This Letter Agreement shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.



                                     ENTREPRENEURIAL INVESTORS, LTD.

                                                                         ANNEX A

                                CONVERSION LETTER



                                                                January 14, 2000

MSI Holdings, Inc.
1121 East 7th Street
Austin, Texas 78702

Dear Sirs:

     The undersigned hereby converts all shares of preferred stock, par value $2.00 per share ("Preferred Stock"), of MSI Holdings, Inc., a Utah corporation (the "Company"), held beneficially or of record by the undersigned into shares of common stock, par value $0.10 per share ("Common Stock"), of the Company. Enclosed with this letter are certificates representing all such shares of Preferred Stock, duly endorsed in blank for exchange and conversion.

     The undersigned hereby acknowledges and agrees that (a) upon the conversion of such shares of Preferred Stock all rights of the undersigned as a holder of Preferred Stock and all agreements in connection therewith, including without limitation each Investor Subscription Agreement and Placement Agent Agreement to which the undersigned or the Company is a party, are hereby terminated in all respects and (b) compliance with all terms and conditions thereof are hereby irrevocably waived in all respects (provided, however, that notwithstanding the foregoing, the Registration Rights Agreement relating to the Common Stock into which the Preferred Stock is hereby converted shall continue in full force and effect).

     This Letter Agreement shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.



                                        HERMAN EBEL

                                                                         ANNEX A

                                CONVERSION LETTER


                                                                January 14, 2000

MSI Holdings, Inc.
1121 East 7th Street
Austin, Texas 78702

Dear Sirs:

     The undersigned hereby converts all shares of preferred stock, par value $2.00 per share ("Preferred Stock"), of MSI Holdings, Inc., a Utah corporation (the "Company"), held beneficially or of record by the undersigned into shares of common stock, par value $0.10 per share ("Common Stock"), of the Company. Enclosed with this letter are certificates representing all such shares of Preferred Stock, duly endorsed in blank for exchange and conversion.

     The undersigned hereby acknowledges and agrees that (a) upon the conversion of such shares of Preferred Stock all rights of the undersigned as a holder of Preferred Stock and all agreements in connection therewith, including without limitation each Investor Subscription Agreement and Placement Agent Agreement to which the undersigned or the Company is a party, are hereby terminated in all respects and (b) compliance with all terms and conditions thereof are hereby irrevocably waived in all respects (provided, however, that notwithstanding the foregoing, the Registration Rights Agreement relating to the Common Stock into which the Preferred Stock is hereby converted shall continue in full force and effect).

     This Letter Agreement shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.




                                         WILL HOUSTON

                                                                         ANNEX A

                                CONVERSION LETTER


                                                                January 14, 2000

MSI Holdings, Inc.
1121 East 7th Street
Austin, Texas 78702

Dear Sirs:

     The undersigned hereby converts all shares of preferred stock, par value $2.00 per share ("Preferred Stock"), of MSI Holdings, Inc., a Utah corporation (the "Company"), held beneficially or of record by the undersigned into shares of common stock, par value $0.10 per share ("Common Stock"), of the Company. Enclosed with this letter are certificates representing all such shares of Preferred Stock, duly endorsed in blank for exchange and conversion.

     The undersigned hereby acknowledges and agrees that (a) upon the conversion of such shares of Preferred Stock all rights of the undersigned as a holder of Preferred Stock and all agreements in connection therewith, including without limitation each Investor Subscription Agreement and Placement Agent Agreement to which the undersigned or the Company is a party, are hereby terminated in all respects and (b) compliance with all terms and conditions thereof are hereby irrevocably waived in all respects (provided, however, that notwithstanding the foregoing, the Registration Rights Agreement relating to the Common Stock into which the Preferred Stock is hereby converted shall continue in full force and effect).

     This Letter Agreement shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.



                                        JAMES THORP

                                                                         ANNEX B

                                 FORM OF WARRANT

                               MSI HOLDINGS, INC.
                              (A UTAH CORPORATION)

                             =======================

                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK

                             =======================

                             Dated February 1, 2000

     THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED UNDER THE SECURITIES ACT (IF AVAILABLE), AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION.

     THIS CERTIFIES THAT, for value received, Entrepreneurial Investors, Ltd., a Bahamas company, or its registered assigns ("Holder"), is entitled to purchase, subject to the conditions set forth below, at any time or from time to time during the Exercise Period (as defined in subsection 1.2, below), Five Hundred Thousand (500,000) shares ("Shares") of fully paid and non-assessable Common Stock, par value $0.10 per share ("Common Stock"), of MSI HOLDINGS, INC., a Utah corporation (the "Company"), at the per share purchase price (the "Warrant Price") set forth in subsection 1.1, subject to the further provisions of this Warrant. The term "Warrants" as used herein shall mean this Warrant and all instruments issued by the Company which are substantially identical to this Warrant (except for the name of the holder and the number of securities purchasable by the holder).

1.   EXERCISE OF WARRANT

     The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby may be purchased, are as follows:

     1.1 Warrant Price. The Warrant Price shall be equal to $12 per share, subject to adjustment as provided in Section 4 below.

     1.2 Method Of Exercise. The holder of this Warrant may at any time beginning on the date this Warrant becomes effective pursuant to Section 12 below and ending on January 30, 2002 (the "Exercise Period"), exercise in whole or in part the purchase rights evidenced by this Warrant. Such exercise shall be effected by:

     (a) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices;

     (b) the payment to the Company, by cash, check payable to its order or wire transfer, of an amount equal to the aggregate Warrant Price for the number of Shares for which the purchase rights hereunder are being exercised; and

     (c) the delivery to the Company, if necessary, to assure compliance with federal and state securities laws, of an instrument executed by the holder certifying that the Shares are being acquired for the sole account of the holder and not with a view to any resale or distribution.

     1.3 Satisfaction with Requirements of Securities Act of 1933. Notwithstanding the provisions of subsection 1.2(c) and Section 7, each and every exercise of this Warrant is contingent upon the Company's satisfaction that the issuance of Common Stock upon the exercise is exempt from the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws. The holder of this Warrant agrees to execute any and all documents deemed necessary by the Company to effect the exercise of this Warrant.

     1.4 Issuance Of Shares and New Warrant. In the event the purchase rights evidenced by this Warrant are exercised in whole or in part, one or more certificates for the purchased Shares shall be issued as soon as practicable thereafter to the person exercising such rights. Such holder shall also be issued at such time a new Warrant representing the number of Shares (if any) for which the purchase rights under this Warrant remain unexercised and continuing in force and effect.

     1.5 Payment with Sales Proceeds. If the Common Stock is traded in the over-the-counter market or upon any securities exchange, the Company may permit the Holder, to the extent permitted by applicable law, to exercise this Warrant by delivering to the Company a properly executed exercise notice together with irrevocable instructions to a securities broker to sell that number of Shares necessary to pay, and to promptly deliver to the Company cash or a check (or a combination of cash or check) payable and acceptable to the Company to pay, the Warrant Price; provided that the Holder and the broker shall comply with such procedures, and enter into such agreements of indemnity and other agreements, as the Company shall prescribe as a condition of such payment procedure.

2.   TRANSFERS

     2.1 Transfers. Subject to Section 7 hereof, this Warrant and all rights hereunder are transferable in whole or in part by the holder. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Secretary of the Company at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the several holders one or more appropriate new Warrants, as appropriate.

     2.2 Registered Holder. Each holder agrees that until such time as any transfer pursuant to subsection 2.1 is recorded on the books of the Company, the Company may treat the registered holder of this Warrant as the absolute owner; provided that nothing herein affects any requirement that transfer of any Warrant or share of Common Stock issued or issuable upon the exercise thereof be subject to compliance with the Securities Act and all applicable state securities laws.

     2.3 Form Of New Warrants. All Warrants issued in connection with transfers of this Warrant shall bear the same date as this Warrant and shall be substantially identical in form and provision to this Warrant except for the number of Shares purchasable thereunder.

3.   FRACTIONAL SHARES

     Notwithstanding that the number of Shares purchasable upon the exercise of this Warrant may have been adjusted pursuant to the terms hereof, the Company shall nonetheless not be required to issue fractions of Shares upon exercise of this Warrant or to distribute certificates that evidence fractional shares nor shall the Company be required to make any cash payments in lieu thereof upon exercise of this Warrant. Holder hereby waives any right to receive fractional Shares.

4.   ANTIDILUTION PROVISIONS

     4.1 Stock Splits And Combinations. If the Company shall at any time subdivide or combine its outstanding shares of Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that subdivision or combination with respect to the Shares of Common Stock that were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

     4.2 Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the holder of this Warrant shall, on its exercise, be entitled to purchase for the same aggregate consideration, in lieu of the Common Stock that the holder would have become entitled to purchase but for such change, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the holder on exercise of this Warrant immediately before that change.

     4.3 Reorganizations, Mergers, Consolidations Or Sale Of Assets. If at any time there shall be a capital reorganization of the Company's Common Stock (other than a stock split, combination, reclassification, exchange, or subdivision of shares provided for elsewhere above) or merger or consolidation of the Company with or into another corporation, then, as a part of such reorganization, merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of Common Stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger or consolidation if this Warrant had been exercised immediately before that capital reorganization, merger or consolidation. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder of this Warrant after the reorganization, merger or consolidation to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and number of Shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to the registered holder of this Warrant at the address of that holder shown on the Company's books. That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated and specify the Warrant Price then in effect after the adjustment and the increased or decreased number of Shares purchasable upon exercise of this Warrant. When appropriate, that notice may be given in advance and be included as part of the notice required under other provisions of this Warrant.

     4.4 Common Stock Dividends; Distributions. In the event the Company should at any time prior to the expiration of this Warrant fix a record date for the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the Warrant Price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise of the Warrant shall be appropriately increased in proportion to such increase of outstanding shares.

     4.5 Adjustments of Other Distributions. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4.4, then, in each such case for the purpose of this subsection 4.5, upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Common Stock of the Company into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

     4.6 Certificate as to Adjustments. In the case of each adjustment or readjustment of the Warrant Price pursuant to this Section 4, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, to be delivered to the holder of this Warrant. The Company will, upon the written request at any time of the holder of this Warrant, furnish or cause to be furnished to such holder a certificate setting forth:

     (a) Such adjustments and readjustments;

     (b) The purchase price at the time in effect; and

     (c) The number of shares of Common Stock issuable upon exercise of the Warrant and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

     4.7 Reservation of Stock Issuable Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the exercise of this Warrant such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, in addition to such other remedies as shall be available to the holder of this Warrant, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

5.   RIGHTS PRIOR TO EXERCISE OF WARRANT

     This Warrant does not entitle the holder to any of the rights of a stockholder of the Company, including without limitation, the right to receive dividends or other distributions, to exercise any preemptive rights, to vote, or to consent or to receive notice as a stockholder of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its exercise, any of the following events shall occur:

     (a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a regular cash dividend) to the holders of its shares of Common Stock; or

     (b) the Company shall offer to the holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof; or

     (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets, and business as an entirety) shall be proposed and action by the Company with respect thereto has been approved by the Company's Board of Directors, then in any one or more of said events the Company shall give notice in writing of such event to the holder at his last address as it shall appear on the Company's records at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish, mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up. Each person in whose name any certificate for shares of Common Stock is to be issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which this instrument was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such stock certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the stock transfer books are open.

6.   SUCCESSORS AND ASSIGNS

     The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holder thereof and their respective successors and permitted assigns.

7.   RESTRICTED SECURITIES

     In order to enable the Company to comply with the Securities Act and applicable state laws, the Company may require the holder as a condition of the transfer or exercise of this Warrant, to give written assurance satisfactory to the Company that the Warrant, or in the case of an exercise hereof the Shares subject to this Warrant, are being acquired for his own account, for investment only, with no view to the distribution of the same, and that any disposition of all or any portion of this Warrant or the Shares issuable upon the due exercise of this Warrant shall not be made, unless and until:

     (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

     (b) (i) The holder has notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) the holder has furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act and applicable state law.

     The holder acknowledges that this Warrant is, and each of the shares of Common Stock issuable upon the due exercise hereof will be, a restricted security, that he understands the provisions of Rule 144 of the Securities and Exchange Commission, and that the certificate or certificates evidencing such shares of Common Stock will bear a legend substantially similar to the following:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. They may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement covering these securities under the said Act or laws, or an opinion of counsel satisfactory to the Company and its counsel that registration is not required thereunder."

8.   LOSS OR MUTILATION

     Upon receipt by the Company of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of any Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to it, or (ii) in the case of mutilation, upon receipt of such Warrant and upon surrender and cancellation of such Warrant, the Company shall execute and deliver in lieu thereof a new Warrant representing the right to purchase an equal number of shares of Common Stock.

90   ACCREDITED INVESTOR

     The Holder hereby represents and warrants that he is an "accredited investor" as that term is defined in Regulation D promulgated pursuant to the Securities Act. Holder hereby acknowledges that but for the aforesaid representation the Company would not issue this Warrant to Holder.

100  NOTICES

     All notices, requests, demands and other communications under this Warrant shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the date of mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows: if to the holder, at his address as shown in the Company records; and if to the Company, at its principal office. Any party may change its address for purposes of this subsection by giving the other party written notice of the new address in the manner set forth above.

110  GOVERNING LAW

     This Warrant and any dispute, disagreement or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the laws of the State of Texas without regard to conflicts of law.

120  EFFECTIVENESS

     This Warrant shall only become effective upon the consummation of a sale of the common stock of MSI in a private placement through Janney Montgomery Scott, LLC and/or Tejas Securities Group, Inc., which private placement results in the receipt by MSI of at least $25,000,000 in gross proceeds following the date hereof and on or prior to March 31, 2000 (the "Private Placement"). If the Private Placement is not consummated on or before March 31, 2000, this Warrant shall be of no force or effect.

         DATED AS OF February 1, 2000.


                                           MSI HOLDINGS, INC.



                                           By:
                                               --------------------------------
                                               Douglas W. Banister
                                               Chief Financial Officer

                                  SUBSCRIPTION



MSI Holdings, Inc.
1121 East 7th Street
Austin, Texas 78702


Gentlemen:

The undersigned, _______________________, hereby elects to purchase, pursuant to the provisions to the foregoing Warrant held by the undersigned, ______________________ (________) shares of the Common Stock, $0.10 par value
("Common Stock"), of MSI Holdings, Inc.

Payment of the purchase price per Share required under such Warrant accompanies this subscription.

The undersigned hereby represents and warrants that absent an effective registration statement covering the Warrants, the undersigned is acquiring such stock for the account of the undersigned and not for resale or with a view to distribution of such Common Stock or any part hereof; that the undersigned is fully aware of the transfer restrictions affecting restricted securities under the pertinent securities laws and the undersigned understands that the shares purchased hereby are restricted securities and that the certificate or certificates evidencing the same will bear a legend to that effect.


DATED:              .
      --------------


                                       Signature:
                                                 ------------------------------